Exhibit 10.1

SEVENTH AMENDMENT

THIS SEVENTH AMENDMENT (this “Amendment”) dated as of February 6, 2015 to the Credit Agreement referenced below is by and among ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to that certain Amended and Restated Credit Agreement dated as of December 31, 2012 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders, Required Revolving Lenders, the L/C Issuer and the Swing Line Lender have agreed to such modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments to the Credit Agreement. The Credit Agreement is amended in the following respects:

2.1. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Copper Letters of Credit” means those Letters of Credit outstanding on the Copper Acquisition Closing Date that are issued for the benefit of Copper or any of its Subsidiaries by Citibank, N.A as set forth on a Letter of Credit Report delivered by Citibank, N.A. on or prior to the Copper Acquisition Closing Date.

“Pro Rata Facilities Commitments” means the Revolving Commitments and the Term Loan Commitments.

“Pro Rata Facilities Lender” means any Lender that holds (a) Pro Rata Facilities Commitments or (b) Pro Rata Facilities Obligations.

“Pro Rata Facilities Obligations” means the Revolving Loans, the Swing Line Loans, the L/C Obligations and the Term Loan.

“Required Pro Rata Facilities Lenders” means, as of any date of determination, Lenders holding in the aggregate more than 50% of (a) the unfunded Pro Rata Facilities Commitments and the outstanding Pro Rata Facilities Obligations (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) or (b) if the Pro Rata Facilities

Commitments have been terminated, the outstanding Pro Rata Facilities Obligations (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition). The unfunded Pro Rata Facilities Commitments and the outstanding Pro Rata Facilities Obligations and participations therein held or deemed held by, any Defaulting Lender shall be disregarded in determining Required Pro Rata Facilities Lenders at any time; provided that the amount of any participation in any Swing Line Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swing Line Lender or L/C Issuer, as the case may be, in making such determination.

2.2. In Section 1.01 of the Credit Agreement the following definitions are amended and restated in their entity to read as follows:

“Existing Letters of Credit” means (a) those Letters of Credit outstanding on the Closing Date and identified on Schedule 2.03 and (b) the Copper Letters of Credit.

“L/C Issuer” means each of (a) Bank of America in its capacity as issuer of Letters of Credit hereunder, (b) Citibank, N.A. in its capacity as issuer of the Copper Letters of Credit hereunder (without giving effect to any renewal or extension thereof) and (c) any successor issuer of Letters of Credit hereunder. The term “L/C Issuer” when used with respect to a Letter of Credit or the L/C Obligations relating to a Letter of Credit shall refer to the L/C Issuer that issued such Letter of Credit.

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) the Aggregate Revolving Commitments and (b) (i) $20,000,000 or (ii) such greater amount as may be approved by the Required Revolving Lenders and the L/C Issuer. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Swing Line Sublimit” means an amount equal to the lesser of (a) (i) $20,000,000 or (ii) such greater amount as may be approved by the Required Revolving Lenders and the Swing Line Lender and (b) the Aggregate Revolving Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

2.3. The definition of Applicable Rate in Section 1.01 of the Credit Agreement is hereby amended by replacing the instance of “Required Lenders” in clause (a) of the proviso therein with “Required Pro Rata Facilities Lenders”.

2.4. In the definition of Arranger in Section 1.01 of the Credit Agreement clause (b) is amended to read as follows:

(b) each other Person named as a joint lead arranger and joint bookrunner on the cover page of this Agreement or any amendment to this Agreement, in such Person’s capacity as joint lead arranger and joint bookrunner.

2.5. In the definition of Cash Equivalents in Section 1.01 of the Credit Agreement the reference to “any Lender” in clause (b)(i) is amended to read “any Pro Rata Facilities Lender” and the reference to “any of the Lenders” in clause (d) is amended to read “any of the Pro Rata Facilities Lenders”.

2.6. In Section 1.03(b) of the Credit Agreement each reference to “Required Lenders” is replaced with “Required Pro Rata Facilities Lenders”.

2

2.7. Sections 2.03(b)(iii) and (iv) of the Credit Agreement are hereby amended to replace each instance of “Required Lenders” with “Required Pro Rata Facilities Lenders”.

2.8. Section 2.03(f) of the Credit Agreement is hereby amended by inserting “, the Required Pro Rata Facilities Lenders” after the instance of “Required Revolving Lenders” therein.

2.9. The first sentence of Section 2.03(h) of the Credit Agreement is hereby amended by inserting “of the Aggregate Revolving Commitments” after the instance of “Applicable Percentage” therein.

2.10. In Section 2.03(i) the phrase “(or such other amount as separately agreed in writing between the Borrower and such L/C Issuer (other than Bank of America))” is added immediately after the phrase “at the rate per annum specified in the Fee Letter”.

2.11. A new Section 2.03(l) is hereby added to the Credit Agreement to read as follows:

(l) L/C Issuer Reports to the Administrative Agent. Each L/C Issuer (other than Bank of America) shall provide the Administrative Agent a Letter of Credit Report (in the form of Exhibit 2.03) as of such dates and with such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such L/C Issuer.

2.12. The first sentence of Section 2.09(a) of the Credit Agreement is hereby amended by inserting “of the Aggregate Revolving Commitments” after the instance of “Applicable Percentage” therein.

2.13. In Section 2.15(a)(i) of the Credit Agreement the “and” after “Required Lenders” is replaced with a comma and the phrase “and “Required Pro Rata Facilities Lenders”” is added after “Required Revolving Lenders”.

2.14. In the proviso in the third to last paragraph of Section 2.16 of the Credit Agreement the “and” after “Loans” is replaced with a comma and the phrase “, “Required Revolving Lenders” and “Required Pro Rata Facilities Lenders” is added after the phrase “Required Lenders”.

2.15. A new Exhibit 2.03 is hereby added to the Credit Agreement in the form attached as Exhibit 2.03 hereto.

3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of each Loan Party, the Required Lenders, the L/C Issuer, the Swing Line Lender and the Administrative Agent.

4. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5. Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date

3

hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

6. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

8. FATCA. Borrower hereby certifies to the Administrative Agent and the Lenders that the obligations of the Borrower set forth in the Credit Agreement, as modified by this Amendment, qualify as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). From and after the effective date of the Amendment, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related interest, penalties and expenses, including, without limitation, Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the Loans as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). The Borrower’s obligations hereunder shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all of the Obligations.

9. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

10. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

11. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

4

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Seventh Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation

	By:	/s/ David Duckworth
	Name:	David Duckworth
	Title:	Chief Financial Officer

GUARANTORS:	ABILENE BEHAVIORAL HEALTH, LLC,
a Delaware limited liability company
ABILENE HOLDING COMPANY, LLC, a Delaware limited liability company
ACADIA MANAGEMENT COMPANY, LLC,
a Delaware limited liability company
ACADIA MERGER SUB, LLC, a Delaware limited liability company
ACADIANA ADDICTION CENTER, LLC,
a Delaware limited liability company
ASCENT ACQUISITION, LLC, an Arkansas limited liability company
ASCENT ACQUISITION - CYPDC, LLC, an Arkansas limited liability company
ASCENT ACQUISITION - PSC, LLC, an Arkansas limited liability company
AUSTIN BEHAVIORAL HOSPITAL, LLC,
a Delaware limited liability company
AUSTIN EATING DISORDERS PARTNERS, LLC, a Missouri limited liability company
BCA OF DETROIT, LLC, a Delaware limited liability company
BEHAVIORAL CENTERS OF AMERICA, LLC,
a Delaware limited liability company
CASCADE BEHAVIORAL HOLDING COMPANY, LLC,
a Delaware limited liability company
CASCADE BEHAVIORAL HOSPITAL, LLC,
a Delaware limited liability company
CENTERPOINTE COMMUNITY BASED SERVICES, LLC,
an Indiana limited liability company
COMMODORE ACQUISITION SUB, LLC,
a Delaware limited liability company
CROSSROADS REGIONAL HOSPITAL, LLC,
a Delaware limited liability company
DELTA MEDICAL SERVICES, LLC, a Tennessee limited liability company
DETROIT BEHAVIORAL INSTITUTE, INC., a Massachusetts corporation
DMC-MEMPHIS, LLC, a Tennessee limited liability company
GENERATIONS BH, LLC,
an Ohio limited liability company
GREENLEAF CENTER, LLC, a Delaware limited liability company
HABILITATION CENTER, LLC, an Arkansas limited liability company
HERMITAGE BEHAVIORAL, LLC, a Delaware limited liability company

	By:	/s/ David Duckworth
	Name:	David Duckworth
	Title:	Vice President and Treasurer

[SIGNATURE PAGES CONTINUE]

HMIH CEDAR CREST, LLC, a Delaware limited liability company
KIDS BEHAVIORAL HEALTH OF MONTANA, INC., a Montana corporation
LAKELAND HOSPITAL ACQUISITION, LLC, a Georgia limited liability company
MCCALLUM GROUP, LLC, a Missouri limited liability company
MCCALLUM PROPERTIES, LLC, a Missouri limited liability company
MILLCREEK SCHOOL OF ARKANSAS, LLC, an Arkansas limited liability company
MILLCREEK SCHOOLS, LLC, a Mississippi limited liability company
NORTHEAST BEHAVIORAL HEALTH, LLC, a Delaware limited liability company
OHIO HOSPITAL FOR PSYCHIATRY, LLC, an Ohio limited liability company
OPTIONS TREATMENT CENTER ACQUISITION CORPORATION, an Indiana corporation
PHC MEADOWWOOD, LLC, a Delaware limited liability company
PHC OF MICHIGAN, INC., a Massachusetts corporation
PHC OF NEVADA, INC., a Massachusetts corporation
PHC OF UTAH, INC., a Massachusetts corporation
PHC OF VIRGINIA, LLC, a Massachusetts limited liability company
PINEY RIDGE TREATMENT CENTER, LLC, a Delaware limited liability company
PSYCHIATRIC RESOURCE PARTNERS, LLC, a Delaware limited liability company
REBOUND BEHAVIORAL HEALTH, LLC, a South Carolina limited liability company
RED RIVER HOLDING COMPANY, LLC, a Delaware limited liability company
RED RIVER HOSPITAL, LLC, a Delaware limited liability company
REHABILITATION CENTERS, LLC, a Mississippi limited liability company
RESOLUTE ACQUISITION CORPORATION, an Indiana corporation
RIVERVIEW BEHAVIORAL HEALTH, LLC, a Texas limited liability company
RIVERWOODS BEHAVIORAL HEALTH, LLC, a Delaware limited liability company
ROLLING HILLS HOSPITAL, LLC, an Oklahoma limited liability company
RTC RESOURCE ACQUISITION CORPORATION, an Indiana corporation
SEVEN HILLS HOSPITAL, INC., a Delaware corporation
SHAKER CLINIC, LLC, an Ohio limited liability company
SKYWAY HOUSE, LLC, a Delaware limited liability company
SONORA BEHAVIORAL HEALTH HOSPITAL, LLC, a Delaware limited liability company
SOUTHWESTERN CHILDREN’S HEALTH SERVICES, INC., an Arizona corporation

By:	/s/ David Duckworth
Name:	David Duckworth
Title:	Vice President and Treasurer

[SIGNATURE PAGES CONTINUE]

SOUTHWOOD PSYCHIATRIC HOSPITAL, LLC,
a Pennsylvania limited liability company
SUCCESS ACQUISITION, LLC, an Indiana limited liability company
TEN BROECK TAMPA, LLC, a Florida limited liability company
TEN LAKES CENTER, LLC, an Ohio limited liability company
THE REFUGE, A HEALING PLACE, LLC, a Florida limited liability company
TEXARKANA BEHAVIORAL ASSOCIATES, L.C., a Texas limited liability company
TK BEHAVIORAL, LLC, a Delaware limited liability company
TK BEHAVIORAL HOLDING COMPANY, LLC, a Delaware limited liability company
VALLEY BEHAVIORAL HEALTH SYSTEM, LLC, a Delaware limited liability company
VERMILION HOSPITAL, LLC, a Delaware limited liability company
VILLAGE BEHAVIORAL HEALTH, LLC, a Delaware limited liability company
VISTA BEHAVIORAL HOLDING COMPANY, LLC, a Delaware limited liability company
VISTA BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company
WEBSTER WELLNESS PROFESSIONALS, LLC, a Missouri limited liability company
WELLPLACE, INC., a Massachusetts corporation
YOUTH AND FAMILY CENTERED SERVICES OF NEW MEXICO, INC., a New Mexico corporation

By:	/s/ David Duckworth
Name:	David Duckworth
Title:	Vice President and Treasurer

[SIGNATURE PAGES CONTINUE]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Reneé Marion
	Name:	Reneé Marion
	Title:	Assistant Vice President

L/C ISSUER:	BANK OF AMERICA, N.A., as L/C Issuer

	By:	/s/ Suzanne B. Smith
	Name:	Suzanne B. Smith
	Title:	SVP

SWING LINE LENDER:	BANK OF AMERICA, N.A., as Swing Line Lender

	By:	/s/ Suzanne B. Smith
	Name:	Suzanne B. Smith
	Title:	SVP

LENDERS:	BANK OF AMERICA, N.A.,

	By:	/s/ Suzanne B. Smith
	Name:	Suzanne B. Smith
	Title:	SVP

FIFTH THIRD BANK

	By:	/s/ Thomas Avery
	Name:	Thomas Avery
	Title:	Relationship Manager

CITIBANK, N.A.

	By:	/s/ Alvaro De Velasco
	Name:	Alvaro De Velasco
	Title:	Vice President

ROYAL BANK OF CANADA

	By:	/s/ William Caggiano
	Name:	William Caggiano
	Title:	Authorized Signatory

REGIONS BANK

	By:	/s/ Ned Spitzer
	Name:	Ned Spitzer
	Title:	Managing Director

[SIGNATURE PAGES CONTINUE]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Amy Trapp
Name:	Amy Trapp
Title:	Managing Director

By:	/s/ John Bosco
Name:	John Bosco
Title:	Director

MUFG UNION BANK, N.A.

By:	/s/ Sarah Willett
Name:	Sarah Willett
Title:	Director

UBS AG, STAMFORD BRANCH

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

RAYMOND JAMES BANK, N.A.

By:	/s/ Alexander L. Rody
Name:	Alexander L. Rody
Title:	Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Danielle K. Katz
Name:	Danielle K. Katz
Title:	Duly Authorized Signatory

GE CAPITAL BANK (f/k/a GE CAPITAL FINANCIAL INC.)

By:	/s/ Paul Sleet
Name:	Paul Sleet
Title:	Duly Authorized Signatory

CADENCE BANK, N.A.

By:	/s/ William H. Crawford
Name:	William H. Crawford
Title:	Executive Vice President

[SIGNATURE PAGES CONTINUE]

CAPITAL ONE, N.A.

By:	/s/ Ali Zaidi
Name:	Ali Zaidi
Title:	Authorized Signatory

BANK OF MONTREAL

By:
Name:
Title:

PINNACLE BANK

By:	/s/ Allison Jones
Name:	Allison Jones
Title:	Senior Vice President

FIRST TENNESSEE BANK

By:	/s/ Cathy Wind
Name:	Cathy Wind
Title:	SVP

CAPITAL BANK N.A.

By:	/s/ Nathan Hall
Name:	Nathan Hall
Title:	Vice President

CAPSTAR BANK

By:	/s/ Timothy B. Fouts
Name:	Timothy B. Fouts
Title:	SVP

DEUTSCHE BANK AG NEW YORK BRANCH

By:
Name:
Title:

AVENUE BANK

By:	/s/ Carol S. Titus
Name:	Carol S. Titus
Title:	SVP

[SIGNATURE PAGES CONTINUE]

WELLS FARGO PRINCIPAL LENDING, LLC

By:
Name:
Title:

JEFFERIES FINANCE LLC

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

JFIN CLO 2007 LTD

BY:	JEFFERIES FINANCE LLC, as Collateral Manager

	By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

JFIN CLO 2014-II LTD

BY:	JEFFERIES FINANCE LLC, as Portfolio Manager

	By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

JFIN CLO 2014 LTD

BY:	JEFFERIES FINANCE LLC, as Portfolio Manager

	By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

JFIN CLO 2012 LTD

BY:	JEFFERIES FINANCE LLC, as Portfolio Manager

	By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

[SIGNATURE PAGES CONTINUE]

JFIN CLO 2013 LTD

BY:	JEFFERIES FINANCE LLC, as Portfolio Manager

	By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

JFIN Fund IV 2014 LLC

BY:	JEFFERIES FINANCE LLC, as Portfolio Manager

	By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

Exhibit 2.03

EXHIBIT 2.03

[Form of]

Letter of Credit Report

TO:	Bank of America, N.A., as Administrative Agent

RE:	Credit Agreement, dated as of December 31, 2012, by and among ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:	[Date]

The undersigned, [insert name of L/C Issuer] (the “L/C Issuer”) hereby delivers this report to the Administrative Agent, pursuant to the terms of Section 2.03(l) of the Credit Agreement.

The L/C Issuer plans to issue, amend, renew, increase or extend the follow Letter(s) of Credit on [insert date].

L/C No.	Maximum Face Amount	Current Face Amount	Currency	Financials or Performance SBLC	Beneficiary Name	Issuance Date	Expiry Date	Auto Renewal	Date of Amendment	Amount of Amendment

[The L/C Issuer made a payment, with respect to L/C No.             , on [insert date] in the amount of [$]            ].

[The Borrower failed to reimburse the L/C Issuer for a payment made in the amount of [$][insert amount of such payment] pursuant to L/C No.             on [insert date of such failure], with respect to L/C No.             .]

Set forth in the table below is a description of each Letter of Credit issued by the undersigned and outstanding on the date hereof.

L/C No.	Maximum Face Amount	Current Face Amount	Currency	Financials or Performance SBLC	Beneficiary Name	Issuance Date	Expiry Date	Auto Renewal	Date of Amendment	Amount of Amendment

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

[L/C ISSUER],
as L/C Issuer

By:
Name:
Title: